UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 5, 2006


                       FIRST AMERICAN CAPITAL CORPORATION
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


          Kansas                       0-25679                  48-1187574
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                    Identification Number)

                         1303 S.W. First American Place
                         ------------------------------
                    (Address of principal executive offices)


                              Topeka, Kansas 66604
                           --------------------------
                           (City, State and Zip Code)


                                 (785) 267-7077
                              --------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
--------------------------------------------------------------------------------
Appointment of Principal Officers.
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(b)  Effective June 5, 2006,  Stephen J. Irsik,  Jr. resigned as a member of the
     Board of Directors of the Company.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        First American Capital Corporation


Date: June 7, 2006                      By:  /s/ Harland Priddle
                                             ----------------------------------
                                             Harland Priddle
                                             Chairman of the Board of Directors